Intangible Assets and Goodwill	12 Months Ended
Jun. 30, 2022
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill

Accounting Policy

Intangible assets

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Customer relationships Health Canada licenses Other operating licenses Patents IP and Know-how ERP Software	14 years Useful life of the facility 10 years 10 years 10 years 5 years

The estimated useful lives, residual values and amortization methods are reviewed annually and any changes in estimates are accounted for prospectively. Intangible assets with an indefinite life or not yet available for use are not subject to amortization.

Research costs are expensed as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development to use or sell the asset. Other development expenditures are recognized as research and development expenses on the consolidated statement of comprehensive loss as incurred. Capitalized deferred development costs are internally generated intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Impairment of intangible assets and goodwill

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually at year-end, and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested annually at June 30 for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is tested for impairment based on the level at which it is monitored by management, and not at a level higher than an operating segment. The Company’s goodwill is allocated to the Canadian Cannabis Operating segment and the International Cannabis Operating segment, which represents the lowest level at which management monitors goodwill. The allocation of goodwill to the CGUs or group of CGUs requires the use of judgment.

An impairment loss is recognized for the amount by which the operating segment or CGU’s carrying amount exceeds it recoverable amount. The recoverable amounts of the CGUs’ assets have been determined based on the higher of fair value less costs of disposal and value-in-use. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior period. Impairment losses on goodwill are not subsequently reversed.

The following is a continuity schedule of intangible assets and goodwill:

	June 30, 2022				June 30, 2021
	Cost	Accumulated amortization	Impairment	Net book value	Cost	Accumulated amortization	Impairment	Net book value
Definite life intangible assets:
Customer relationships	89,626	(48,975)	(40,651)	—	96,838	(40,155)	(7,408)	49,275
Permits and licenses	116,966	(38,888)	(63,724)	14,354	109,127	(33,841)	—	75,286
Patents	1,957	(777)	(1,053)	127	1,895	(659)	—	1,236
Intellectual property and know-how	78,099	(49,878)	(28,221)	—	78,099	(37,588)	—	40,511
Software	42,639	(16,618)	(26,021)	—	41,708	(9,385)	(3,777)	28,546
Indefinite life intangible assets:
Brand	157,499	—	(121,300)	36,199	146,699	—	—	146,699
Permits and licenses	23,973	—	(3,957)	20,016	25,895	—	—	25,895
Total intangible assets	510,759	(155,136)	(284,927)	70,696	500,261	(121,628)	(11,185)	367,448
Goodwill	914,275	—	(914,275)	—	921,494	—	(33,757)	887,737
Total	1,425,034	(155,136)	(1,199,202)	70,696	1,421,755	(121,628)	(44,942)	1,255,185

The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	Balance, June 30, 2021	Additions	Other	Amortization	Impairment	Foreign currency translation	Balance, June 30, 2022
Definite life intangible assets:
Customer relationships	49,275	—	—	(8,777)	(40,651)	153	—
Permits and licenses	75,286	8,153	(100)	(4,992)	(63,724)	(269)	14,354
Patents	1,236	127	—	(183)	(1,053)	—	127
Intellectual property and know-how	40,511	17	—	(12,307)	(28,221)	—	—
Software	28,546	4,702	—	(7,227)	(26,021)	—	—
Indefinite life intangible assets:
Brand	146,699	11,000	(200)	—	(121,300)	—	36,199
Permits and licenses (1)	25,895	61	—	—	(3,957)	(1,983)	20,016
Total intangible assets	367,448	24,060	(300)	(33,486)	(284,927)	(2,099)	70,696
Goodwill	887,737	26,401	—	—	(914,275)	137	—
Total	1,255,185	50,461	(300)	(33,486)	(1,199,202)	(1,962)	70,696

	Balance, June 30, 2020	Additions	Disposals	Amortization	Impairment	Foreign currency translation	Balance, Jun 30, 2021
Definite life intangible assets:
Customer relationships	71,395	480	(14)	(13,911)	(7,408)	(1,267)	49,275
Permits and licenses	81,615	181	(1,594)	(4,916)	—	—	75,286
Patents	1,418	—	—	(182)	—	—	1,236
Intellectual property and know-how	52,791	—	—	(12,280)	—	—	40,511
Software	31,665	6,842	—	(6,184)	(3,777)	—	28,546
Indefinite life intangible assets:
Brand	146,699	—	—	—	—	—	146,699
Permits and licenses (1)	26,684	—	—	—	—	(789)	25,895
Total intangible assets	412,267	7,503	(1,608)	(37,473)	(11,185)	(2,056)	367,448
Goodwill	927,882	—	—	—	(33,757)	(6,388)	887,737
Total	1,340,149	7,503	(1,608)	(37,473)	(44,942)	(8,444)	1,255,185
(1)Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.
As at June 30, 2022, $36.2 million and $20.0 million indefinite life intangibles were allocated to the group of cash generating units (“CGUs”) that comprise the Canadian Cannabis Segment and the International Cannabis Segment, respectively (June 30, 2021 - $172.6 million allocated to the group of CGUs that comprise the Cannabis segment (Note 27). As at the July 1, 2021 date of the operating segment reorganization (Note 27), $741.7 million and $146.0 million of goodwill was allocated to the Canadian Cannabis Segment and the International Cannabis Segment, respectively (June 30, 2021 - $887.7 million of goodwill was allocated to the Cannabis operating segment).

At the end of each reporting period, the Company assesses whether events or changes in circumstances have occurred that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

(a)    Asset Specific Impairments

In connection with the announced restructuring during the year ended June 30, 2022 (Note 3), management had noted indicators of impairment for intangible assets associated with the closure of certain facilities. The recoverable amount of the intangibles were estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $9.4 million impairment loss relating to these intangible assets for the year ended June 30, 2022. The impairment loss was allocated to the Canadian cannabis operating segment (Note 27).

During the year ended June 30, 2022, management had noted indicators of impairment for customer relationship intangible assets. The recoverable amount of the intangible asset was estimated using a FVLCD approach (Level 3) which resulted in a nominal value. As a result, the Company recognized a $3.7 million impairment loss for the year ended June 30, 2022. The impairment loss was allocated to the International cannabis operating segment (Note 27).

During the year ended June 30, 2021, the Company identified certain enterprise resource planning projects that will be discontinued as part of the Company’s ongoing business transformation plan. The recoverable amount of the projects were estimated by using a FVLCD approach (level 3) which resulted in a nominal value. As a result, the Company recognized a $3.8 million impairment loss relating to these intangible assets for the year ended June 30, 2021. The impairment loss was allocated to the Canadian cannabis operating segment (Note 27).

(b)    CGU and Goodwill Impairments

As at June 30, 2022 and 2021 the Company performed its annual impairment test on its indefinite life intangible assets and goodwill. The recoverable amount of the operating segments to which goodwill is allocated and the CGUs to which indefinite life intangibles are allocated were determined based on FVLCD using Level 3 inputs in a discounted cash flow (“DCF”) analysis. As the Canadian and International cannabis operating segments are comprised of various CGUs, management tested the individual CGUs, which contain the indefinite life intangibles, for impairment before the Canadian and International cannabis operating segment which contains the associated goodwill. Where applicable, the Company uses its market capitalization and comparative market multiples to corroborate DCF results. The significant assumptions applied in the determination of the recoverable amount are described below:

i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues and operating costs. The Canadian Cannabis CGU, European Cannabis CGU, the Canadian Cannabis Operating Segment, and International Cannabis Operating Segment forecasts are extended to a total of four years (and a terminal year thereafter);
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the CGUs and Operating Segments Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.
The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at June 30, 2022 and 2021:

	Indefinite Life Intangible Impairment Testing		Goodwill Impairment Testing
	Canadian Cannabis CGU	European Cannabis CGU	Canadian Cannabis Operating Segment	International Cannabis Operating Segment
June 30, 2022
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	15.0%	16.0%	15.0%	16.0%
Budgeted revenue growth rate (average of next 4 years)	18.1%	23.1%	18.2%	23.7%
Fair value less cost to dispose	$319,828	$48,052	$264,829	$69,021

	Canadian Cannabis CGU	European Cannabis CGU	Cannabis Operating Segment	U.S. CBD CGU
June 30. 2021 (1)
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	13.8%	14.5%	14.0%	14.8%
Budgeted revenue growth rate (average of next 4 years)	53.4%	60.8%	53.7%	47.4%
Fair value less cost to dispose	$1,587,207	$183,480	$1,915,366	$4,368
(1) Reflects the Canadian Cannabis CGU and Cannabis Operating Segment prior to the operating segment reorganization as at July 1, 2021 (Note 27).

In addition to the annual impairment test, at the end of each reporting period, the Company assesses whether there were events or changes in circumstances that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

As at March 31, 2022, management had noted indicators of impairment present within its Canadian Cannabis CGU and as a result performed an indicator-based impairment test as at March 31, 2022. The following factors were identified impairment indicators for the Canadian Cannabis CGU as at March 31, 2022:

•Change in strategy for the Canadian consumer business - during the three months ended March 31, 2022, the Company changed its strategy to focus on lower volume, higher margin premium categories.
•Revenue decline in Canadian consumer market - driven by increased competition and irrational wholesale pricing; and
•Decline in stock price and market capitalization - As at March 31, 2022, the carrying amount of the Company’s total net assets exceeded the Company’s market capitalization.

As the Canadian Cannabis CGU is allocated to the Canadian Cannabis Operating Segment, management also tested the Canadian Cannabis Operating Segment.

The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at March 31, 2022:

	Canadian Cannabis CGU	Canadian Cannabis Operating Segment
March 31, 2022
Terminal value growth rate	3.0%	3.0%
Discount rate	13.0%	13.0%
Budgeted revenue growth rate (average of next 4.25 years)	33.4%	33.4%
Fair value less cost to dispose	$711,158	$634,861

CGU impairment

Canadian Cannabis CGU

The Company’s Canadian Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Canada and forms part of the Company’s Canadian Cannabis Operating Segment. Management concluded that the recoverable amount was lower than the carrying value as at June 30, 2022, and recorded impairment losses of $315.9 million (June 30, 2021 - nil). Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $258.1 million of impairment losses to the CGU’s intangible assets and $57.8 million of impairment losses to property, plant and equipment (Note 11).

European Cannabis CGU
The Company’s European Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Europe and certain international markets and forms part of the Company’s International Cannabis Operating Segment. Management concluded that the recoverable amount was higher than the carrying value as at June 30, 2022, and no impairment was recognized within the European Cannabis CGU (June 30, 2021 - nil).

Operating segment impairment

Canadian Cannabis Operating Segment

Management concluded that the recoverable amount was lower than the carrying value as at March 31, 2022, and an impairment of $741.7 million was recognized against goodwill within the Canadian Cannabis Operating Segment.

Management concluded that the recoverable amount was lower than the carrying value as at June 30, 2022, and an impairment of $43.1 million was recognized within the Canadian Cannabis Operating Segment (June 30, 2021 - nil). An impairment loss of $26.4 million was recognized against goodwill and the remaining impairment loss was allocated based on the relative carrying amounts of the operating segment’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $13.8 million of impairment losses to the operating segment’s intangible assets and $2.9 million of impairment losses to property, plant and equipment (Note 11).

International Cannabis Operating Segment

Management concluded that the recoverable amount was lower than the carrying value as at June 30, 2022, and an impairment of $146.1 million was recognized against goodwill within the International Cannabis Operating Segment (June 30, 2021 - nil).